SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)      MAY 30, 2000
                                                 ----------------------


                                 GLOBALNET, INC.
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               (Exact name of registrant as specified in charter)


           NEVADA                      000-27469               87-0635536
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(State of other jurisdiction          (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


1919 SOUTH HIGHLAND AVENUE, SUITE 125-D, LOMBARD, IL                 60148
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code (630) 652-1300
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                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 30, 2000, the Registrant selected KPMG LLP ("KPMG") to serve as its independent public accountants for fiscal 2000 and, accordingly, terminated Andersen Andersen & Strong ("Andersen"). The decision to engage KPMG and terminate Andersen was approved by the Audit Committee and the Board of Directors of the Registrant.

         Andersen's reports on the Registrant's consolidated financial statements for the most recent fiscal year did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the most recent fiscal year and through May 30, 2000, there was no disagreement with Andersen regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference thereto in their reports.

         The Registrant has requested that Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 10, 2000 is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit No.       Exhibit 99.1
                                    Letter from Andersen Andersen & Strong

                                    Exhibit 99.2
                                    Press Release



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                GLOBALNET, INC.
                                 (Registrant)


Date: October 31, 2000          By: /s/ Pere Valles
                                   ---------------------------------------------
                                   Pere Valles
                                   Vice President and
                                   Chief Financial Officer



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